UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 18, 2012 (January 17, 2012)

BANCORPSOUTH, INC.

(Exact name of registrant as specified in its charter)

Mississippi	1-12991	64-0659571
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Mississippi Plaza 201 South Spring Street Tupelo, Mississippi	38804
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (662) 680-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Amendment No. 1 on Form 8-K/A (this “Amendment”) amends and restates Exhibit 99.2 to the Current Report on Form 8-K of BancorpSouth, Inc. as filed with the Securities and Exchange Commission on January 17, 2012 (the “Original Filing”). This Amendment corrects the order of certain of the slides in the investor presentation filed as Exhibit 99.2 to the Original Filing. Except for such correction, this Amendment does not update, modify or amend the Original Filing and all other information included in the Original Filing remains unchanged. All references in the Original Filing to the investor presentation and Exhibit 99.2 shall hereinafter be deemed to refer to Exhibit 99.2 filed in this Amendment.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

99.2	Investor presentation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BANCORPSOUTH, INC.

By:	/s/ CATHY S. FREEMAN
Cathy S. Freeman Executive Vice President and Corporate Secretary

Date: January 18, 2012

EXHIBIT INDEX

Exhibit Number	Description

99.2	Investor presentation